UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2017

WMIH Corp.

(Exact name of registrant as specified in its charter)

001-14667

(Commission

File Number)

Delaware	91-1653725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

800 Fifth Avenue, Suite 4100 Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 922-2957

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Charter Amendment

On December 8, 2017, WMIH Corp. (the “Company”) filed a certificate of amendment (the “Charter Amendment”) to its Amended and Restated Certificate of Incorporation (the “Existing Charter” and, as amended by the Charter Amendment, the “Amended Charter”). The Charter Amendment becomes effective at 12:00 a.m., New York City time, on January 5, 2018 (the “Amendment Effective Time”), unless a Qualified Acquisition (as defined in the Existing Charter) has occurred prior to such time, in which case, the Amended Charter will have no force or effect.

The Charter Amendment, which was approved by the holders of 308,731, or approximately 51%, of the 600,000 issued and outstanding shares of Series B Preferred Stock, amends certain terms of the Company’s issued and outstanding 3.00% Series B Convertible Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), to, among other things:

•	extend the Mandatory Redemption Date (as defined in the Existing Charter) from January 5, 2018 to October 5, 2019 (subject to a six month extension in accordance with the terms of the Charter Amendment);

•	amend the Conversion Price (as defined in the Existing Charter) relating to a Mandatory Conversion (as defined in the Existing Charter) of the Series B Preferred Stock to $1.35 per share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”);

•	change the quarterly 3.00% dividend payable in cash to a semi-annual 5.00% dividend payable in Common Stock (the “Regular Dividend”) if, as and when declared by the Company’s Board of Directors;

•	provide for a special distribution (the “Special Distribution”) of 19.04762 shares of Common Stock per share of Series B Preferred Stock upon the closing of any Acquisition (as defined in the Amended Charter); and

•	provide for a special stub dividend payable if, as and when declared by the Company’s Board of Directors in cash for dividends accruing on the Series B Preferred Stock payable in arrears for the period December 15, 2017 to January 4, 2018.

The foregoing description of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Charter Amendment, which is included as Exhibit 3.1 and is incorporated herein by reference.

RRA Amendment

In connection with the Charter Amendment, prior to the Amendment Effective Time, the Company has agreed to enter into a first amendment (the “RRA Amendment”) to that certain Registration Rights Agreement, dated January 5, 2015, among the Company, Citigroup Global Markets Inc. (“Citi”), and KKR Capital Markets LLC (“KCM”), which is an affiliate of KKR Fund Holdings L.P. (“KKR Fund”) and KKR Wand Investors L.P. (“KKR Wand”) (the “Existing Registration Rights Agreement” and, as will be amended by the RRA Amendment, the “Registration Rights Agreement”), pursuant to which the Company will agree to use reasonable efforts to file a shelf registration statement (or, as permitted, an amendment to any existing shelf registration statement) with the Securities and Exchange Commission (“SEC”) as promptly as practicable after the Amendment Effective Time, but no later than June 15, 2018, with respect to (i) resales of the shares of the Series B Preferred Stock that are Transfer Restricted Securities (as defined in the Registration Rights Agreement) and (ii) resales of the shares of Common Stock that are Transfer Restricted Securities and (a) issuable upon the conversion of shares of the Series B Preferred Stock, (b) issuable as a Regular Dividend and (c) issuable as a Special Distribution.

The foregoing description of the RRA Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of RRA Agreement, which is included as Exhibit 10.1 and is incorporated herein by reference.

Escrow Amendment

In connection with the Charter Amendment, prior to the Amendment Effective Time, the Company has agreed to enter into an amendment (the “Escrow Amendment”) to that certain Escrow Agreement, dated as of January 5, 2015, by and between the Company and Citibank, N.A., as escrow agent (as amended on November 12, 2015, the “Existing Escrow Agreement” and, as will be further amended by the Escrow Amendment, the “Escrow Agreement”). The Escrow Amendment will amend and restate certain annexes to the Existing Escrow Agreement to reflect changes consistent with the Charter Amendment and will include a new exhibit that extends the timing of payment and reduces the aggregate amount of fees payable to Citi and KCM.

The foregoing description of the Escrow Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of Escrow Amendment, which is included as Exhibit 10.3 and is incorporated herein by reference.

Letter Agreement

In connection with the Charter Amendment, the Company entered into a Letter Agreement dated as of December 8, 2017 (the “Letter Agreement”) with KKR Fund, a holder of the Company’s outstanding Series A Convertible Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”), and Warrants to purchase the Company’s Common Stock (the “Warrants”), and KKR Wand, a holder of shares of the Company’s Series B Preferred Stock, pursuant to which for the period commencing on December 8, 2017 and ending on the date that is eighteen (18) months following the Amendment Effective Time, or July 5, 2019, for so long as KKR Fund has not transferred any, and together with the affiliates of KKR Fund (“KKR Affiliates”), continues to beneficially own (with the unencumbered right to vote) all, of the Series A Preferred Stock it owns as of December 8, 2017, (2) KKR Fund has not transferred any, and together with the KKR Affiliates continues to beneficially own (with the unencumbered right to vote) all, Warrants it owns as of December 8, 2017 or any of the Common Stock issuable upon the exercise thereof, and (3) KKR Wand has not transferred, in the aggregate, more than, and together with the KKR Affiliates continues to beneficially own (with the unencumbered right to vote) at least, 50% of the Series B Preferred Stock it owns as of December 8, 2017, the Company has agreed that it will not enter into a definitive agreement with respect to any Acquisition without the prior written consent of KKR Fund; provided, however, that if KKR Fund does not give written notice to the Company of its approval of, or objection to, a proposed Acquisition within five (5) business days of having received notice of the material definitive terms of such Acquisition, then KKR Fund is deemed to have approved such Acquisition and the Company may pursue such Acquisition.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Letter Agreement, which is included as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 and below in Item 5.03 with respect to the Charter Amendment is incorporated by reference into this Item 3.02. The Series B Preferred Stock that has been issued as a result of the Charter Amendment is in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.03	Material Modification to Rights of Security Holders.

Each of the disclosure provided above in Item 1.01 with respect to the RRA Amendment and the Charter Amendment and below in Item 5.03 with respect to the Charter Amendment is incorporated by reference into this Item 3.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 8, 2017, Article VI of the Existing Charter was amended pursuant to the Charter Amendment. Upon the Amendment Effective Time, the terms of the Series B Preferred Stock, which is governed by Article VI of the Amended Charter, will be amended to, among other things, (a) extend the Mandatory Redemption Date from January 5, 2018 to October 5, 2019 (subject to further extension as set forth in the Charter Amendment), (b) fix the Conversion Price relating to a Mandatory Conversion of the Series B Preferred Stock at $1.35 per share of Common Stock, (c) amend the provisions regarding the payment of cash dividends to holders in order to make the dividends payable semi-annually, at an annual rate of 5.00%, in Common Stock, if, as and when declared by the Company’s Board of Directors receipt of such dividends being subject to certain conditions as set forth in the Charter Amendment, (d) provide for the Special Distribution of 19.04762 shares of Common Stock per share of Series B Preferred Stock upon the closing of an Acquisition, and (e) provide for special stub dividend payable if, as and when declared by the Company’s Board of Directors in cash for dividends accruing on the Series B Preferred Stock payable in arrears for the period December 15, 2017 to January 4, 2018.

The foregoing description of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Charter Amendment, which is included as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 8, 2017, holders of 308,731, or approximately 51%, of the 600,000 issued and outstanding shares of Series B Preferred Stock, which constitutes more than a majority of the voting power of the outstanding Series B Preferred Stock, approved the Charter Amendment referred to in Item 1.01 and Item 5.03 by written consent in lieu of a meeting of such stockholders in accordance with Delaware law, the Company’s Existing Charter and the Company’s Amended and Restated Bylaws.

Item 7.01	Regulation FD Dislcosure.

Attached as Exhibit 99.1 and Exhibit 99.2, respectively, and furnished for purposes of Regulation FD, is the Non-Binding WMIH Corp. Term Sheet and the Investor Presentation, each of which was used by the Company and its financial advisors in connection with discussions with certain holders of Series B Preferred Stock relating to consents obtained to approve the Charter Amendment.

Item 8.01	Other Events.

On December 11, 2017, the Company issued a press release announcing the Charter Amendment which is filed as Exhibit 99.3.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”), including the exhibits filed or furnished with this Current Report, may include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Current Report that address activities, events, conditions or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to the its financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2016 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company will not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of WMIH Corp., dated December 8, 2017.

10.1	Form of First Amendment to that certain Registration Rights Agreement, dated January 5, 2015, among the Company, Citigroup Global Markets Inc., and KKR Capital Markets LLC (incorporated by reference to Exhibit D of Exhibit 99.1 to the Form 8-K filed on December 11, 2017 by WMIH Corp. (SEC File No. 001-14667)).

10.2	Amendment No. 2 to that certain Escrow Agreement, dated January 5, 2015, by and between the Company and Citibank, N.A., as escrow agent.

10. 3	Letter Agreement dated December 8, 2017, by and among the Company, KKR Fund Holdings L.P. and KKR Wand Investors L.P.

99.1	Non-Binding WMIH Corp. Term Sheet: Summary of Terms of Amended Series B Preferred Stock.

99.2	WMIH Corp. Investor Presentation.

99.3	Press Release, dated December 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: December 11, 2017	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Executive Vice President